UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 6, 2020

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33962	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	COHR	The NASDAQ Stock Market LLC Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	Other Events

Earnings Call for Second Quarter Fiscal Year 2020

On May 6, 2020, Coherent, Inc. (the “Company”) issued a press release announcing that it plans to report second quarter fiscal year 2020 results after market close on May 20, 2020 and host a conference call to discuss its financial results at 1:30 P.M. Pacific (4:30 P.M. Eastern) on May 20, 2020. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Extension of Form 10-Q Filing Date

On March 25, 2020, the U.S. Securities and Exchange Commission (the “SEC”) issued an order (the "SEC Order") under Section 36 (Release No. 34-88465) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder. The SEC Order provides conditional relief to public companies that are unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak.

The Company is relying on the SEC Order to extend the due date of its Quarterly Report on Form 10-Q for the fiscal quarter ended April 4, 2020 (the “Form 10-Q”). The Company requires additional time to finalize the Form 10-Q primarily due to COVID-19 and the economic uncertainty and market turmoil resulting from this pandemic. This uncertainty has resulted in accounting and financial reporting implications which have placed an increased strain on the Company’s management, accounting and legal personnel. For example, the Company is experiencing certain conditions related to COVID-19 in its Industrial Lasers & Systems (ILS) business segment that indicate the ILS segment’s long-lived assets, including goodwill, need to be tested for impairment as of April 4, 2020. The Company has had to devote a significant amount of time, resources and administrative support to perform the long-lived asset and goodwill impairment testing, and any related course of action pursued by the Company may affect the disclosures to be included in the Form 10-Q; all of which have been made more difficult due to COVID-19 and its unforeseen disruption on the Company, including the shelter in place orders from governments in most of the jurisdictions in which such personnel are located and, consequently, having employees work remotely to the extent possible. In addition, the Company relies on a third party to perform analyses related to the valuation and testing of long-lived asset and goodwill impairment, and that third party has also experienced disruptions to their operations due to COVID-19.  As such, the Company will be relying upon the 45-day grace period provided by the SEC Order to delay filing its Form 10-Q. The Company currently anticipates that it will file the Form 10-Q on or about May 27, 2020, and by no later than June 29, 2020, which is 45 days after the original due date of its Form 10-Q.

Risks Relating to COVID-19

In light of the rapidly evolving COVID-19 pandemic, the Company is also filing this Current Report on Form 8-K for the purpose of supplementing the risk factors disclosed in its Quarterly Report on Form 10-Q for the fiscal quarter ended December 28, 2019, filed with the SEC on February 5, 2020, as set forth below.

Our financial condition and results of operations for fiscal year 2020 and beyond may be materially adversely affected by COVID-19.

The full extent to which COVID-19 will impact our financial condition and operating results will depend on future developments that are highly uncertain and cannot be accurately predicted, including new medical and other information that may emerge concerning COVID-19 and the actions by governmental entities or others to address it, contain it or treat its impact.

COVID-19 poses the risk that we or our employees, suppliers, distributors, customers and others may be restricted or prevented from conducting business activities for indefinite or intermittent periods of time, including as a result of employee health and safety concerns, shutdowns, shelter in place (SiP) orders, travel restrictions and other actions and restrictions that may be prudent or required by governmental authorities. Even after governmental entities have lifted current SiP orders, there is a risk that such orders will be reinstated in jurisdictions in the short and long term, making it difficult to predict the longer term financial impact of this virus on the Company.

To date, many (but not all) of our business operations and those of our suppliers, distributors and customers have been classified as essential or otherwise permitted to operate in jurisdictions in which facility closures have been mandated; however, we can give no assurance that this will not change in the future or that we, our suppliers, distributors and customers will continue to be permitted to conduct business in each of the jurisdictions in which we operate.

In addition, we have modified our business practices for the continued health and safety of our employees – including, among other things, implementing a work-from-home policy to the fullest extent possible, a limited travel policy and a social distancing policy – and we may take further actions, or be required to take further actions, that are in the best interests of our employees. Our suppliers, distributors and customers have also implemented such measures, which has resulted in, and we expect will continue to result in, disruptions or delays and higher costs. The implementation of health and safety practices by us, our suppliers, distributors or our customers could impact customer demand, supplier deliveries, our productivity, and costs, which could have a material adverse impact on our business, financial condition, or results of operations.

While we currently believe we have sufficient liquidity to manage the financial impact of COVID-19, we can give no assurance that this will continue to be the case if the impact of COVID-19 is prolonged or if there is an extended impact on us or the economy generally. Further, the impacts of COVID-19 have caused significant uncertainty and volatility in the credit markets. If our liquidity or access to capital becomes significantly constrained, or if costs of capital increase significantly due to the impact of COVID-19 as result of volatility in the capital markets, a reduction in our creditworthiness or other factors, then our financial condition, results of operations and cash flows could be materially adversely affected.

Our management of the impact of COVID-19 has and will continue to require significant investment of time from our management and employees, as well as resources across our enterprise. The focus on managing and mitigating the impacts of COVID-19 on our business may cause us to divert or delay the application of our resources toward existing or new initiatives or investments, which could have a material adverse impact on our results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to the Company that involve substantial risks, uncertainties and assumptions that, if they never materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements are subject to numerous risks and uncertainties and are often identified by the use of words such as “will”, “could”, “expect”, or “may” and similar expressions or variations. Such forward-looking statements include, but are not limited to, the following: the Company’s ability to rely on the SEC Order to delay the filing of the Form 10-Q, the Company’s timeline for its quarterly financial statement close process, and the impact of COVID-19 on the Company’s financial condition and operating results. These statements are based on the beliefs and assumptions of the Company’s management based on information currently available to management. These statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.

For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings “Risk Factors” in the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on February 5, 2020. Additional information will also be set forth in the Company’s future Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and other filings that the Company makes with the SEC. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release Dated May 6, 2020
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: May 6, 2020
By: /s/ Kevin Palatnik
Kevin Palatnik
Executive Vice President and
Chief Financial Officer